Exhibit 10.1

JPMorgan Chase Bank – Structured Finance Services
4 New York Plaza, 6th Floor		Distribution Date: 02/25/05
New York, NY 10004-2477
Officer: Yanilka Fernandez	ph: 212-623-4506
fax: 212-623-6214

GreenPoint Mortgage Securities LLC

GreenPoint Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes

Series 2004-1

Distribution In Dollars
Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	202,045,000.00	85,826,349.98	4,825,922.64	203,980.63	5,029,903.27	0.00	0.00	81,000,427.34
TOTALS	202,045,000.00	85,826,349.98	4,825,922.64	203,980.63	5,029,903.27	0.00	0.00	81,000,427.34

Factor Information Per $1000 Of Original Face
Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal
A1	395385AQ0	424.78828964	23.88538514	1.00958019	24.89496533	400.90290450
TOTALS		424.78828964	23.88538514	1.00958019	24.89496533	400.90290450

Pass-Through Rates
Class	Previous	Current	Next
A1	0.000000%	0.000000%	0.000000%